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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  JULY 15, 2002
                               -------------------
                Date of Report (Date of earliest event reported)
                               -------------------

                                  iBASIS, INC.
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                      0-27127                04-3332534
---------------------------- ---------------------------- ---------------------
(State or Other Jurisdiction         (Commission              (IRS Employer
      of Incorporation)              File Number)          Identification No.)


                     20 SECOND AVENUE, BURLINGTON, MA 01803
            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (781) 505-7500

              (Registrant's telephone number, including area code)

                                 ---------------


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ITEM 2.           DISPOSITION OF ASSETS

         On July 15, 2002, iBasis, Inc. ("iBasis") completed the sale of substantially all of the assets of its wholly owned subsidiary, iBasis Speech Solutions, Inc. ("ISS"), to Convergys Customer Management Group Inc. (the "Purchaser"), a wholly owned subsidiary of Convergys Corporation ("Convergys"), for $17 million in cash delivered upon closing on July 15, 2002, an additional $1.5 million placed in escrow to secure certain indemnification obligations assumed by iBasis, and up to $16 million in earn-out payments that may be awarded upon the achievement of certain milestones by the business of ISS. The earn-out period will conclude on December 31, 2003.

         The assets of ISS sold to Purchaser included, but were not limited to: accounts receivable; equipment, fittings, furniture and leasehold improvements; customer lists; all rights under leases, contracts and other agreements or instruments; intellectual property; goodwill; and business records and other documents.

         ISS developed and hosted advanced Interactive Voice Response (IVR) and Advanced Speech Recognition (ASR) solutions for large carrier and enterprise customers. Based in Reston, Va., ISS had approximately 40 customers.

         In connection with the sale, iBasis expects to record a loss of approximately $61.5 million from discontinued operations in the second quarter 2002. For the second quarter 2002 and all prior quarters, iBasis financial results will report the Speech Solutions business in a single line item as discontinued operations.

ITEM 7.           PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(b)      PRO FORMA FINANCIAL INFORMATION

         iBasis will file any pro forma financial information required by Item 7(b) as promptly as practicable, but in any event prior to September 25, 2002.

(c)      EXHIBITS.

         Exhibit 2.1       Asset Purchase Agreement, dated as of July 12,
                           2002, by and among iBasis, ISS and Purchaser. Does not include Disclosure Schedules or Exhibits. IBasis will furnish a copy of any such omitted schedule or exhibit to the Commission upon request.

         Exhibit 99.1 Press Release issued by iBasis regarding the sale of assets of ISS.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 29, 2002         iBASIS, INC.

                             By: /s/ RICHARD TENNANT
                                 -------------------------------
                                 Vice President, Finance and Administration
                                 And Chief Financial Officer
                                 (PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER)